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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB of SIGNATURE HORIZONS GROUP, Inc. (the "Company") for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Lyne Marchessault, President of the Company, certify, pursuant to, and solely for the purpose of complying with, 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003                 /s/  Lyne Marchessault
                                       --------------------------------------
                                    Lyne Marchessault, President